SEI TAX EXEMPT TRUST

Tax-Advantaged Income Fund
Institutional Tax Free Fund
Tax Free Fund
(each, a "Fund," and together, "the Funds")

Supplement dated October 3, 2014
to the Statement of Additional Information (the "SAI") dated December 31, 2013

In the section titled "The Administrator and Transfer Agent", the information with respect to the Funds in the first chart under the sub-heading "Administration Fees" is hereby deleted and replaced with the following:

Fund	Administration Fee
Tax-Advantaged Income Fund	0.30%
Institutional Tax Free Fund	0.30%
Tax Free Fund	0.30%

There are no other changes to the administration fee disclosure of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-903 (10/14)